Note 10: Income Taxes	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 10: Income Taxes

Note 10: Income Taxes

The income tax expense (benefit) for the years ended December 31, consisted of the following components:

(Dollars in millions)	2011	2010	2009
Current:
United States:
Federal	$428	$122	$239
State	99	128	54
Foreign	1,373	1,164	837

	1,900	1,414	1,130
Future:
United States:
Federal	528	461	370
State	27	-	41
Foreign	(224)	(48)	40

	331	413	451

Income tax expense	$2,231	$1,827	$1,581

Attributable to items credited (charged) to equity and goodwill	$864	$276	$(782)

Future income taxes represent the tax effects of transactions, which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.

The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2011 and 2010 are as follows:

(Dollars in millions)	2011	2010
Future income tax benefits:
Insurance and employee benefits	$2,579	$1,986
Other asset basis differences	(569)	(540)
Other liability basis differences	1,046	958
Tax loss carryforwards	723	729
Tax credit carryforwards	1,247	1,371
Valuation allowances	(977)	(911)

	$4,049	$3,593

Future income taxes payable:
Fixed assets	$667	$647
Other items, net	248	190

	$915	$837

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.

It is reasonably possible that over the course of 2012, the amount of valuation allowances may decrease within a range of $150 million to $200 million resulting from potential internal reorganizations that may occur in 2012. These internal reorganizations are separate from the creation of the UTC Climate, Controls & Security and the UTC Propulsion & Aerospace Systems organizations as described above and are a component of our ongoing efforts to improve business efficiency.

The sources of income before income taxes are:

(Dollars in millions)	2011	2010	2009
United States	$3,293	$2,655	$2,584
Foreign	4,312	3,883	3,176

	$7,605	$6,538	$5,760

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of international subsidiaries. It is not practicable to estimate the amount of tax that might be payable. Our intention is to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so. Accordingly, we believe that U.S. tax on any earnings that might be repatriated would be substantially offset by U.S. foreign tax credits.

Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2011	2010	2009
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(4.3)%	(7.6)%	(6.9)%
Tax audit settlements	(0.8)%	-	(0.7)%
Other	(0.6)%	0.5%	-

Effective income tax rate	29.3%	27.9%	27.4%

The 2011 effective tax rate increased as compared to 2010 due to the absence of the repatriation of high taxed dividends which had a net favorable impact in 2010. The 2011 effective tax rate reflects approximately $63 million of favorable income tax adjustments related to the settlement of two refund claims for years prior to 2004, as well as a favorable tax impact of $17 million related to a U.K. tax rate reduction enacted in 2011. These favorable tax adjustments are partially offset by non-deductible charges accrued in 2011.

The 2010 effective tax rate reflects a non-recurring tax expense reduction associated with management's decision to repatriate additional high tax dividends from the current year to the U.S. in 2010 as a result of U.S. tax legislation enacted at the time. This is partially offset by the non-deductibility of impairment charges, the adverse impact from the health care legislation related to the Medicare Part D program and other increases to our effective tax rate.

The 2009 effective tax rate reflects approximately $38 million of tax expense reductions relating to re-evaluation of our liabilities and contingencies based on global examination activity, including the IRS's completion of 2004 and 2005 examination fieldwork and our related protest filing. As a result of the global examination activity, we recognized approximately $18 million of associated pre-tax interest income adjustments during 2009.

At December 31, 2011, tax credit carryforwards, principally state and federal, and tax loss carryforwards, principally state and foreign, were as follows:

(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2012-2016	$22	$523
2017-2021	164	125
2022-2031	308	397
Indefinite	753	2,157
Total	$1,247	$3,202

At December 31, 2011, we had gross tax-effected unrecognized tax benefits of $946 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2011, 2010, and 2009 is as follows:

(Dollars in millions)	2011	2010	2009
Balance at January 1	$891	$793	$773
Additions for tax positions related to the current year	71	115	90
Additions for tax positions of prior years	71	80	174
Reductions for tax positions of prior years	(24)	(81)	(20)
Settlements	(63)	(16)	(224)

Balance at December 31	$946	$891	$793

Gross interest expense related to unrecognized tax benefits	$23	$27	$21

Total accrued interest balance at December 31	$165	$144	$142

Included in the balance at December 31, 2009 was $57 million of tax positions whose tax characterization was highly certain but for which there was uncertainty about the timing of tax return inclusion.  During 2010, the uncertainty was removed as a result of an accounting method change approved by the Internal Revenue Service (IRS).

During 2011, we reached final resolution with the IRS on two refund claims that had been pending with respect to pre-2004 tax years and refunds were received in accordance with the resolutions. A reduction in tax expense in the amount of $63 million and pretax interest income in the amount of $89 million was recognized during 2011 associated with the resolution of these claims.

Tax years 2004 – 2005 are currently before the Appeals Division of the IRS for resolution discussions regarding certain proposed tax adjustments with which we do not agree. Tax years 2006 – 2008 are currently under review by the Examination Division of the IRS. It is possible that both the 2004 – 2005 appeals activity as well as 2006 – 2008 examination activity may conclude before the end of the second quarter of 2012. The Company expects the IRS to commence their review of the 2009 and 2010 tax years in the first quarter of 2012.

We expect that certain adjustments proposed by the IRS in the course of its examination of tax years 2006 – 2008 and with which we do not agree will further proceed to the Appeals Division of the IRS for resolution discussions. Any discussions with the IRS Appeals Division related to the 2006 – 2008 tax years is likely to continue beyond 2012.

We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, France, Germany, Hong Kong, Italy, Japan, South Korea, Singapore, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1998.

It is reasonably possible that a net reduction within a range of $160 million to $260 million of unrecognized tax benefits may occur over the course of 2012 as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes. Not included in the range is €198 million (approximately $258 million) of tax benefits that we have claimed related to a 1998 German reorganization. These tax benefits are currently being reviewed by the German Tax Office in the course of an audit of tax years 1999 to 2000. In 2008 the German Federal Tax Court denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the German Federal Tax Court on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009 the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the German Federal Tax Court for further consideration of certain related issues. In May 2010, the German Federal Tax Court released its decision, in which it resolved certain tax issues that may be relevant to our audit and remanded the case to a lower court for further development. After consideration of the ECJ decision and the latest German Federal Tax Court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued tax expense for this matter. As we continue to monitor developments related to this matter, it may become necessary for us to accrue tax expense and related interest.

As a result of expected tax examination activity and associated re-evaluation of tax related liabilities and contingencies, it is possible that we may recognize non-cash gains, principally tax, in the range of $225 million to $350 million within the first half of 2012.